SETTLEMENT AGREEMENT

     This SETTLEMENT AGREEMENT dated March 9, 2000 (this "Settlement Agreement") is by and among Ehud Aloni ("Aloni"), Sigal Primor ("S. Primor"), Amit Primor ("Primor"), Nadav Chen ("Chen"), Jeffrey E. Rothman ("Rothman"), Inlarge LLC (a/k/a Enlarge LLC), a New York limited liability company ("Inlarge") (Aloni, S. Primor, Primor, Chen, Rothman and Inlarge being hereinafter collectively referred to as the "Aloni Group"), on the one hand, and Unidigital Inc., a Delaware corporation (the "Company"), and Mega Art Corp., a New York corporation ("Mega Art") (the Company and Mega Art being hereinafter collectively referred to as the "Company Group"), on the other hand.

     WHEREAS, on or about January 20, 2000, Aloni commenced a lawsuit against the Company and Mega Art in the Supreme Court of the State of New York, County of New York (the "Court") captioned Ehud Aloni vs. Unidigital Inc. and Mega Art Corp., Index No. 600247/00 (the "Aloni Action"), through the filing of a Complaint;

     WHEREAS, on or about February 9, 2000, the Company and Mega Art commenced a lawsuit in the Court captioned Unidigital Inc. and Mega Art Corp. vs. Amit Primor, Nadav Chen, Jeffrey E. Rothman, Infinite Graphic Technology Company, Inlarge LLC, Index No. 600560/00 (the "Company's Action"), through the filing of a Complaint;

     WHEREAS, by decision dated February 14, 2000, the Court granted the Company Group's motion for preliminary injunctive relief in the Aloni Action; and

     WHEREAS, the parties hereto have determined that the best interests of themselves, their members, their stockholders, their employees and their other constituencies would be served by entering into this Settlement Agreement and in order to avoid further expenses, inconvenience and uncertainty.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein and intending to be legally bound hereby, each of the members of the Aloni Group, on the one hand, and each of the members of the Company Group, on the other hand, hereby agree as follows:

     1.   Settlement of Litigation; Release of Claims
          -------------------------------------------

          (a) Upon execution of this Settlement Agreement, neither any member of the Aloni Group nor any member of the Company Group will take or cause to be taken any further action, by way of motion, discovery or otherwise, in either of the Aloni Action or the Company's Action, except for the action contemplated by this Section 1. Within fifteen (15) days of the effective date of this Settlement Agreement (as determined in accordance with Section 24 below), the Aloni Group and the Company Group will take all steps necessary to discontinue, with prejudice and without costs, each of the Aloni Action and the Company's Action pursuant to the appropriate Stipulation of Discontinuance in substantially the forms attached hereto as Exhibits A-1 and A-2.
                                           ------------     ---

          (b) Each member of the Aloni Group, on the one hand, and each member of the Company Group, on the other hand, hereby mutually releases and discharges any and all claims, demands, rights, actions, causes of action, damages, costs, losses, reimbursements, liabilities and expenses, including attorney's fees, of any and every kind, nature or description whatsoever, at law or in equity, which any member of the Aloni Group, or the Company Group, as the case may be, may have had, may now have or may hereafter have or assert against the other, including, in the case of any member of the Company Group or any member of the Aloni Group, as the case may be, against his or its present and former Affiliates (as hereinafter defined), Associates (as hereinafter defined), officers, directors, stockholders, partners, employees, agents, representative, advisors and attorneys (in the case of the Company Group, collectively, the "Company Group's Representatives"; and, in the case of the Aloni Group, collectively, the "Aloni Group's Representatives") on account of any matter whatsoever arising from the beginning of time through and including the date of this Settlement Agreement whether such claims are known or unknown, accrued or unaccrued, knowable or suspected or unsuspected, excepting only any claims, demands, rights, actions, causes of action, damages, costs, losses, reimbursements, liabilities or expenses arising by virtue of an undertaking or promise contained in this Settlement Agreement, or any breach thereof and except for the agreements referred to in Section 24 hereof.

          (c) Each member of the Aloni Group agrees that neither he, she or it, nor (to the best of his or its efforts) his or its Affiliates or Associates, nor anyone claiming under, through or for his or its or on his or its behalf will ever bring, file, institute, commence, prosecute, maintain or recover upon, or cause or permit or encourage to be brought, filed, instituted, commenced, prosecuted, maintained or recovered upon, either directly or indirectly, any suit, charge, administrative proceeding, investigation or action at law or in equity against any member of the Company Group or the Company Group's Representatives, or any of them, in any court, agency or forum, state or federal, within the United States or elsewhere, to recover damages, injuries, losses, claims, expenses or liabilities of any and every kind or nature whatsoever, whether directly or by way of subrogation, indemnification, contribution or otherwise, which may have been suffered or sustained by any member of the Aloni Group or their Affiliates or Associates or the Aloni Group's Representatives, or any of them, arising out of any transaction or event which transpired or facts which existed from the beginning of time through and including the date of this Settlement Agreement, excepting only any claims, demands, rights, actions, causes of actions, damages, costs, losses, reimbursements, liabilities or expenses arising by virtue of an undertaking or promise contained in this Settlement Agreement or any breach thereof.

          (d) Each member of the Company Group hereby agrees that no member member of the Company Group, nor (to the best of their respective efforts) any Affiliates or Associates of any of them, will ever bring, file, institute, commence, prosecute, maintain or recover upon, or cause or permit to be brought, filed, instituted, commenced, prosecuted, maintained or recovered upon, either directly or indirectly, any suit, charge, administrative proceeding, investigation or action at law or in equity against the Aloni Group or the Aloni Group's Representatives, or any of them, in any court, agency or forum, state or federal, within the United States or elsewhere, to recover damages, injuries, losses, claims, expenses or liabilities of any and every kind or nature whatsoever, whether directly or by way of subrogation, indemnification, contribution or otherwise, which may have been suffered or sustained by any member of the Company Group or their Affiliates or Associates or the Company Group's Representatives, or any of them, arising out of any transaction or event which transpired or facts which existed from the beginning of time through and including the date of this Settlement Agreement, excepting only any claims, demands, rights, actions, causes of actions, damages, costs, losses, reimbursements, liabilities or expenses arising by virtue of an undertaking or promise contained in this Settlement Agreement or any breach thereof.

          (e) Each member of the Company Group, on the one hand, and each member of the Aloni Group, on the other hand, agrees that he, she or it will, and will use his or its best efforts to cause his or its Affiliates and Associates to, execute such documents and other papers and take such further actions as may be reasonably required to carry out the agreements contemplated by this Section 1.

          (f) As used in this Settlement Agreement, the term "Associate", with respect to any person, means (1) any corporation or organization, of which such person is a director, an officer or partner or is, directly or indirectly, the beneficial owner of 20 percent (20%) or more of any class of equity securities,
(2) any trust as to which such person serves as trustee or in a similar fiduciary capacity or any grantor trust as to which such person is sole beneficiary, and (3) any relative (as used herein, the relatives of any person shall include only such person's parents, children living in the same home with the person and siblings) or spouse of such person, or any relative of such spouse or, if such person is a corporation or partnership, any director, officer or partner of such corporation or partnership or any relative or spouse of the directors, officers or partners of such corporation or partnership or its Affiliates. With respect to any Associate or Affiliate of any person who is a party to this Settlement Agreement, such person shall be obligated to use only his or its best efforts to cause such Associate or Affiliate to observe the provisions of this Settlement Agreement as if the Associate or Affiliate was a party hereto and bound hereby and shall bear no liability for failure of the Associate or Affiliate to comply herewith.

          (g) As used in this Settlement Agreement, the term "Affiliate", with respect to any person means any director, officer or constituent member of such person, or any person who controls, is controlled by, or under common control with, such person.

     2.   Earn-Out  Payments;   Release  of   Guarantees  and  Other   Payments;
          ----------------------------------------------------------------------
Resignations.
------------

          (a) The Company hereby agrees to pay to Aloni earn-out payments payable pursuant to that certain Agreement of Purchase and Sale dated as of August 3, 1998 among

Unidigital,  Mega  Art and  stockholders  of Mega Art (the  "Mega  Art  Purchase
Agreement") of $550,000 by delivery of a promissory note in the form attached hereto as Exhibit C (the "Aloni Note") which note is payable in eleven (11)
          ---------
equal installments on the fifteenth (15th) day of each month commencing on March 15, 2000.

          (b) The Company hereby agrees to pay to Primor earn-out payments payable pursuant to the Mega Art Purchase Agreement of 27,714 shares of the Company's common stock ($150,000) within fifteen (15) days of the date hereof.

          (c) The Company hereby agrees to pay to Rothman earn-out payments payable pursuant to the Mega Art Purchase Agreement of 3,695 shares of the Company's common stock ($20,000) within fifteen (15) days of the date hereof.

          (d) The Company hereby agrees to use its commercially reasonable efforts to cause the release of any guarantees by Aloni of any automobiles used by Company employees and agrees to pay any amounts outstanding under Aloni's or
S. Primor's corporate credit card. The Company hereby acknowledges and agrees that on the date hereof, neither Aloni nor S. Primor is indebted to the Company or its affiliates.

          (e) Aloni hereby confirms his resignation as a director and President of Mega Art and, solely as a condition of this Agreement and not in connection with the Mega Art Purchase Agreement, he shall enter into a new Employment Agreement with Mega Art, substantially in the form attached hereto as Exhibit B (the "Employment Agreement"). S. Primor hereby agrees to resign her
---------
position as a director and all other titles and positions of Mega Art held by S. Primor on the date hereof.

     3.   Distribution of Assets and Liabilities of Inlarge.  The Company Group,
          -------------------------------------------------
Inlarge and the members of Inlarge hereby agree that the Company Group will acquire certain of the assets, and assume certain of the liabilities, of Inlarge pursuant to the terms and conditions of an asset purchase agreement substantially in the form attached hereto as Exhibit D which shall be executed concurrently herewith (the "Asset
          ---------
Purchase Agreement").

     4.   Arbitration.  The parties hereto  hereby agree that any controversy or
          -----------
claim arising out of or relating to this Settlement Agreement, the performance thereof of its breach or threatened breach shall be settled by arbitration in the State of New York, County of New York in accordance with the then governing rules of the American Arbitration Association. The findings of the arbitration panel or arbitrator shall be final and binding upon the parties. Judgment upon any arbitration award rendered may be entered and enforced in any court of competent jurisdiction. Each party shall be responsible for their own fees and expenses incurred in connection with any arbitration proceedings held in accordance with this Section 4. In no event shall the arbitrator be permitted to award fees and expenses in contravention of this Settlement Agreement.

     5.   Voting  Agreement.  In  the event Aloni sells an aggregate of at least
          -----------------
300,000 shares of the Company's common stock, Aloni hereby agrees to vote all shares of capital stock of the Company then held by him in favor of William E. Dye in each election of directors in which the Company's stockholders are entitled to elect directors of the Company and further agrees to vote with Mr. Dye in all change of control transactions (as defined in the Employment Agreement) in which the Company's stockholders are entitled to vote.

     6.   No  Admission  of  Liability.  Nothing  contained  in this  Settlement
          ----------------------------
Agreement shall constitute an admission of liability by any party hereto or his or its respective officers, directors, employees, agents, Affiliates or Associates.

     7.   Representations and Warranties of the Aloni Group.  Each member of the
          -------------------------------------------------
Aloni Group, jointly and severally, represents and warrants to the Company Group as follows:

          (a) Each member of the Aloni Group has the power and authority to execute, deliver and carry out the terms and provisions of this Settlement Agreement and to consummate the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Settlement Agreement and the transactions contemplated hereby.

          (b) This Settlement Agreement has been duly and validly authorized, executed and delivered by each member of the Aloni Group and constitutes the valid and binding agreement of each member of the Aloni Group, enforceable in accordance with its terms.

     8.   Representations  and Warranties of the Company Group. Each  member  of
          ----------------------------------------------------
the Company Group, jointly and severally, represents and warrants to the Aloni Group as follows:

          (a) Each member of the Company Group has the power and authority to execute, deliver and carry out the terms and provisions of this Settlement Agreement, the Employment Agreement, the Asset Purchase Agreement and the Aloni Note and to consummate the transactions contemplated hereby and thereby, and has taken all necessary action to authorize the execution, delivery and performance of this Settlement Agreement, the Employment Agreement, the Asset Purchase Agreement and the Aloni Note and the transactions contemplated hereby and thereby.

          (b) This Settlement Agreement, the Employment Agreement, the Asset Purchase Agreement and the Aloni Note has been duly and validly authorized, executed and delivered by each member of the Company Group and constitutes the valid and binding agreement of each member of the Company Group, enforceable in accordance with its or their respective terms.

     9.   Expenses.  All fees and expenses  incurred  by the respective  parties
          --------
in connection with this Settlement Agreement and related matters, including the Aloni Action and the Company's Action, shall be borne in their entirety by the respective party incurring such costs.

     10.  Specific  Performance.  Each of the members of the Aloni Group, on the
          ---------------------
one hand, and each member of the Company Group, on the other hand, acknowledges and agrees that irreparable injury to the other party would occur in the event any of the provisions of this Settlement Agreement were not performed in accordance with their specific terms or were otherwise breached and that such injury would not be compensable in damages. It is accordingly agreed that each party hereto (the "Moving Party") shall, subject to the arbitration provisions set forth in Section 4 hereof, be entitled to specific enforcement of, and injunctive relief to prevent any violation of, the terms of this Settlement Agreement and the other parties hereto will not take action, directly or indirectly, in opposition to the Moving Party seeking such relief on the grounds that any other remedy or relief is available at law or in equity.

     11.  No Waiver.  Any  waiver by  any party of a breach  of any provision of
          ---------
this Settlement Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Settlement Agreement. The failure of a party to insist upon strict adherence to any term of this Settlement Agreement on one or more occasions shall not be considered a waiver of or deprive the party of the right thereafter to insist upon strict adherence to that term or any other term of this Settlement Agreement.

     12.  Certain Other Definitions.  As  used in this Settlement Agreement, the
          -------------------------
term "person" or "entity" shall mean any individual, partnership, corporation, group, syndicate, trust, government or agency thereof, or any other association or entity.

     13.  Successor  and  Assigns.  This  Settlement  Agreement  shall  not   be
          -----------------------
assignable by any party hereto other than by operation of law. All the terms and provisions of this Settlement Agreement shall inure to the benefit of and shall be enforceable by and against the heirs and permitted successors and assigns of the parties hereto.

     14.  Survival  of  Representations.  Except  as otherwise  provided  herein
          -----------------------------
and except as to the mutual releases set forth in Section 1 above, all representations, warranties and agreements made by members of the Aloni Group or the Company Group in this Settlement Agreement or pursuant hereto shall survive until the first anniversary of the date hereof.

     15.  Entire  Agreement;  Amendments.  This  Settlement Agreement  including
          ------------------------------
the exhibits hereto contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings other than those expressly set forth or referenced herein. This Settlement Agreement may be amended only by written instrument duly executed by the parties or their respective successors or assigns.

     16.  Headings.  The Section headings contained in this Settlement Agreement
          --------
are for reference purposes only and shall not effect in any way the meaning or interpretation of this Settlement Agreement.

     17.  Notices.   Except as otherwise provided herein, all notices, requests,
          -------
claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given if so given) by hand delivery, by overnight mail or by mail

(registered or certified postage prepaid, return receipt requested), to the respective parties as follows:

                If to the Company Group, then to:

                William E. Dye, Chief Executive Officer
                Unidigital Inc.
                229 West 28th Street
                New York, New York 10001

                with a copy to:

                David J. Sorin, Esq.
                Buchanan Ingersoll Professional Corporation
                650 College Road East
                Princeton, New Jersey 08540

                If to the Aloni Group or any member(s) thereof, then to:

                Ehud Aloni
                377 West 11th Street
                Apartment 3A
                New York, New York 10014

                with a copy to:

                Rubi Finkelstein, Esq.
                Orrick, Herrington & Sutcliffe LLP
                666 Fifth Avenue
                New York, New York 10103

                Kenneth A. Margolis, Esq.
                Kauff, McClain & McGuire LLP
                950 Third Avenue, Suite 1500
                New York, New York 10022

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

     18.  Governing Law; Choice of Forum.  This  Settlement  Agreement  shall be
          ------------------------------
governed by and construed and enforced in accordance with the laws of the State of New York, without reference to conflict or choice of laws principles.

     19.  Counterparts.  This  Settlement  Agreement may  be executed  in two or
          ------------
more counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

     20.  Third  Party  Beneficiaries.  Nothing  herein  expressed or implied is
          ---------------------------
intended or shall be construed to confer upon or give to any person or corporation other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Settlement Agreement.

     21.  Severability.  If any  provision of this Settlement Agreement shall be
          ------------
deemed or declared to be unenforceable, invalid or void, the same shall not impair any of the other provisions of this Settlement Agreement.

     22.  Disclosure.  The  parties hereto  agree that  a material  item of this
          ----------
Settlement Agreement is an agreement to keep confidential the terms and conditions of this Settlement Agreement, except as otherwise provided in this Settlement Agreement. No disclosure shall be made by any of the parties hereto except to the extent that any of the parties is obligated to make disclosure to such party's attorneys and accountants in the rendering of professional services, or pursuant to the securities laws or any other laws of the United States or any state thereof; provided, however, that (i) it is contemplated and
                             --------   -------
agreed by and between the parties hereto that the Company will issue a press release, substantially in the form attached hereto as Exhibit E, announcing this
                                                      ---------
settlement and the dismissal of the Aloni Action and the Company's Action which press release may or may not include other information pertaining to the Company, and

(ii) each of the parties hereto may make statements or disclose information with respect to this Settlement Agreement in the form of, or substantially similar to, the statements or information set forth in Exhibit F.
                                               ---------

     23.  Non-Disparagement.
          -----------------

          (a) Each member of the Aloni Group agrees not to engage in any conduct or make any statement, or encourage others to engage in any conduct or make any statement, that would disparage any member of the Company Group, or any Associates or Affiliates of any member of the Company Group, or any of the Company's Representatives, or the respective business interests of any of them in any way.

          (b) Each member of the Company Group agrees not to engage in any conduct or make any statement, or encourage others to engage in any conduct or make any statement, that would disparage any member of the Aloni Group, or any Associates or Affiliates of any member of the Aloni Group, or any of the Aloni Group's Representatives, or the respective business interests of any of them in any way.

     24.  Conditions/Effective  Date.  This  Settlement Agreement  shall not  be
          --------------------------
effective unless and until (i) it has been fully executed by each and every party hereto, (ii) Mega Art and Aloni enter into and execute the Employment Agreement and the Aloni Note, (iii) the Company has entered into employment agreements with Primor and Chen, (iv) the Company Group, Inlarge and its members enter into and execute the Asset Purchase Agreement, and (v) the Company has entered into an agreement with Seligson, Rothman & Rothman ("SRR") for the provision of legal and consulting services to the Company, it being understood that: (x) the extent of services to be provided by SRR pursuant to such agreement shall take account of the fact that the primary purpose of such agreement is to serve as a vehicle for the payment of proceeds of settlement hereunder; and (y) in the event such agreement is, for any reason, declared invalid or unenforceable, then it shall be null and void and, in the place and stead of such agreement, the Company shall be obligated to make payments hereunder to SRR in the same amounts and on the same schedule as set forth in such agreement.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, and intending to be legally bound hereby, each of the undersigned parties has executed or caused to be executed this Settlement Agreement on the first date above.

                                    ALONI GROUP:

                                    /s/ Ehud Aloni
                                    -------------------------------------
                                    Ehud Aloni

                                    /s/ Amit Primor
                                    -------------------------------------
                                    Amit Primor

                                    /s/ Nadav Chen
                                    -------------------------------------
                                    Nadav Chen

                                    /s/ Jeffrey E. Rothman
                                    -------------------------------------
                                    Jeffrey E. Rothman by his attorney-in-fact,
                                    Stewart E. Rothman

                                    /s/ Sigal Primor
                                    -------------------------------------
                                    Sigal Primor


                                    INLARGE LLC (A/K/A ENLARGE LLC)


                                    By: /s/ Stewart E. Rothman
                                       ----------------------------------
                                       Name:  Stewart E. Rothman
                                       Title:  Managing Member

                                    COMPANY GROUP:

                                    UNIDIGITAL INC.

                                    By:/s/ William E. Dye
                                       ----------------------------------
                                       Name: William E. Dye
                                       Title:  Chief Executive Officer


                                    MEGA ART CORP.


                                    By: /s/ William E. Dye
                                       ----------------------------------
                                       Name: William E. Dye
                                       Title:  Chief Executive Officer

                                   EXHIBIT A-1

                          STIPULATION OF DISCONTINUANCE
                                  ALONI ACTION

                                   EXHIBIT A-2

                          STIPULATION OF DISCONTINUANCE
                                COMPANY'S ACTION

                                    EXHIBIT B

                               FORM OF EHUD ALONI
                              EMPLOYMENT AGREEMENT

                                    EXHIBIT C

                             FORM OF PROMISSORY NOTE

                                    EXHIBIT D

                            ASSET PURCHASE AGREEMENT

                                    EXHIBIT E

                              FORM OF PRESS RELEASE

                                    EXHIBIT F

1.  A positive settlement was reached.

2.  The settlement was positive for the Company and its stockholders as a whole.

3.  An acceptable employment arrangement was reached with Aloni.

4.  Mutual releases were exchanged.